Execution Version

THIRD AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 10, 2009

among

EV ENERGY PARTNERS, L.P.,
As Parent,

EV PROPERTIES, L.P.,
as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.
as Administrative Agent,

and

THE LENDERS PARTY HERETO

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of April 10, 2009, is among EV ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Parent”); EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); the undersigned guarantors (the “Guarantors”, and together with the Parent and the Borrower, the “Obligors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.           The Borrower, the Parent, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 1, 2007 (as amended by the First Amendment dated August 28, 2008, the Second Amendment dated September 4, 2008 and as further amended, modified, restated or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Required Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment.  Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2.                           Amendments to Credit Agreement.

2.1           Amendments to Section 1.02.

(a)           The following definitions are hereby amended by deleting such definitions in their entirety and replacing them with the following:

“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, including the Schedules and Exhibits hereto, as the same may be amended or supplemented from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) except for any day the Administrative Agent has determined that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate pursuant to Section 3.03(a), the Adjusted LIBO Rate having an Interest Period of one month on such day plus 1%.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	≤ 50%	> 50% ≤ 75%	> 75% ≤ 90%	> 90%
ABR Loans	1.250%	1.500%	1.750%	2.000%
Eurodollar Loans	2.250%	2.500%	2.750%	3.000%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

Commitment Fee Rate” means, for any day, a rate per annum equal to 0.50%.

(b)           The following definitions are hereby added where alphabetically appropriate to read as follows:

“Third Amendment” means that certain Third Amendment to Amended and Restated Credit Agreement, dated as of April 10, 2009, among the Parent, the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2           Amendment to Section 9.18.  Section 9.18 is hereby amended by adding the following as the last sentence:

In the event the Borrower assigns, terminates, unwinds or sells any Swap Agreement in respect of commodities that has been disclosed to the Administrative Agent and which Swap Agreement has been taken into consideration in generating the projected cash flows developed in connection with the Administrative Agent’s determination of its recommended Borrowing Base provided to the Lenders as part of the most recent Scheduled Redetermination or Interim Redetermination and the effect of such action (when taken together with any other Swap Agreements executed contemporaneously with the taking of such action) would have the effect of canceling its hedge position established by any such Swap Agreement, then the Borrowing Base shall be reduced, effective immediately upon such assignment, termination or unwinding by an amount equal to the economic impact on the Borrowing Base attributable to such terminated Swap Agreement (as calculated by the Administrative Agent).

Section 3.                           Borrowing Base.  For the period from and including April 10, 2009 until the next Redetermination Date, the Borrowing Base is $465,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12 or Section 9.18.

Section 4.                           Conditions Precedent.  This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1           The Administrative Agent shall have received from each of the Required Lenders, the Parent, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

4.2           The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

4.3           No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Third Amendment.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.                           Miscellaneous.

5.1           Confirmation.  The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

5.2           Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby i) acknowledges the terms of this Third Amendment; ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and iii) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3           Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4    NO ORAL AGREEMENT.  THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5           GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6           Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7           Severability.  Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	EV PROPERTIES, L.P.

	By:	EV Properties GP, LLC, its general partner

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

PARENT AND GUARANTOR:	EV ENERGY PARTNERS, L.P.

	By:	EV Energy GP, L.P., its general partner
	By:	EV Management, L.L.C., its general partner

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

OTHER GUARANTORS:	EV PROPERTIES GP, LLC.

	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

ENERVEST PRODUCTION PARTNERS, LTD.

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

CGAS PROPERTIES, L.P.

By:	EVCG GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

ENERVEST-CARGAS, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

LOWER CARGAS OPERATING COMPANY LLC

By:	Enervest-Cargas, Ltd., its sole member
By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

EVPP GP, LLC EVCG GP, LLC

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

ENERVEST MONROE MARKETING, LTD. ENERVEST MONROE GATHERING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Lender

By:	EVPP GP, LLC, its general partner

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Paul E. Cornell
Name:	Paul E. Cornell
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

:
COMPASS BANK, as a Lender

By:
Name:
Title:

BNP PARIBAS, as a Lender

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Director

By:	/s/ Courtney Kubesch
Name:	Courtney Kubesch
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Matt Turner
Name:	Matt Turner
Title:	Corporate Banking Officer

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Scott Hodges
Name:	Scott Hodges
Title:	Vice President

CITIBANK, N.A., as a Lender

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David G. Mills
Name:	David G. Mills
Title:	Managing Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Shaheen Malik
Name:	Shaheen Malik
Title:	Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ Charles E. Hall
Name:	Charles E. Hall
Title:	Managing Driector

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Monte E. Deckerd
Name:	Monte E. Deckerd
Title:	Senior Vice President

THE FROST NATIONAL BANK, as a Lender

By:	/s/ Andrew Merryman
Name:	Andrew Merryman
Title:	Senior Vice President